                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 16, 2002


I.    RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:                      407,724.32
        Available Funds:
               Contract Payments due and received in this period                              4,165,854.03
               Contract Payments due in prior period(s) and received in this period             197,321.55
               Contract Payments received in this period for next period                        112,113.96
               Sales, Use and Property Tax, Maintenance, Late Charges                           101,482.88
               Prepayment Amounts related to early termination in this period                 8,048,060.12
               Servicer Advance                                                                 635,853.29
               Proceeds received from recoveries on previously Defaulted Contracts                    0.00
               Transfer from Reserve Account                                                      4,053.44
               Interest earned on Collection Account                                             10,447.51
               Interest earned on Affiliated Account                                                680.34
               Proceeds from repurchase of Contracts per Contribution and Servicing
                Agreement Section 5.03                                                                0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01
                (Substituted contract < Predecessor contract)                                         0.00
               Amounts paid under insurance policies                                                  0.00
               Any other amounts                                                                      0.00

                                                                                       --------------------
        Total Available Funds                                                                13,683,591.44
        Less: Amounts to be Retained in Collection Account                                      433,386.26
                                                                                       --------------------
        AMOUNT TO BE DISTRIBUTED                                                             13,250,205.18
                                                                                       ====================


        DISTRIBUTION OF FUNDS:
               1.   To Trustee -  Fees                                                                0.00
               2.   To Servicer, any unreimbursed Nonrecoverable Advances or
                     Servicer Advances                                                          197,321.55
               3.   To Noteholders (For Servicer Report immediately following the
                     Final Additional Closing Date)

                         a) Class A1 Principal and Interest                                           0.00
                         a) Class A2 Principal (distributed after A1 Note matures)
                             and Interest                                                             0.00
                         a) Class A3 Principal (distributed after A2 Note matures)
                             and Interest                                                    10,700,376.42
                         a) Class A4 Principal (distributed after A3 Note matures)
                             and Interest                                                       619,968.75
                         b) Class B Principal and Interest                                      193,023.34
                         c) Class C Principal and Interest                                      386,416.20
                         d) Class D Principal and Interest                                      258,772.65
                         e) Class E Principal and Interest                                      330,550.25

               4.   To Reserve Account for Requirement per Indenture Agreement
                     Section 3.08                                                                     0.00
               5.   To Issuer - Residual  Principal and Interest and Reserve
                     Account Distribution
                         a) Residual Interest (Provided no Restricting or
                             Amortization Event in effect)                                       34,761.17
                         b) Residual Principal (Provided no Restricting or
                             Amortization Event in effect)                                      357,878.42
                         c) Reserve Account Distribution (Provided no Restricting
                             or Amortization Event in effect)                                     4,053.44
               6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                     Earned and Any Other Amounts                                               112,610.73
               7.   To Servicer, Servicing Fee and other Servicing Compensations                 54,472.26
                                                                                       --------------------
        TOTAL FUNDS DISTRIBUTED                                                              13,250,205.18
                                                                                       ====================

                                                                                       --------------------
        End of Period Collection Account Balance {Includes Payments in Advance &
         Restricting Event Funds (if any)}                                                      433,386.26
                                                                                       ====================

II.    RESERVE ACCOUNT

Beginning Balance                                                                            $2,925,289.09
         - Add Investment Earnings                                                                4,053.44
         - Add Transfer from Certificate Account (To Satisfy Reserve Account
            Requirement)                                                                              0.00
         - Less Distribution to Certificate Account                                               4,053.44
                                                                                       --------------------
End of period balance                                                                        $2,925,289.09
                                                                                       ====================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required
 Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note
 Balances.                                                                                   $2,925,289.09
                                                                                       ====================

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 16, 2002

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                 Pool A                                        96,428,748.83
                 Pool B                                        31,399,034.44
                                                        ---------------------
                                                                                       127,827,783.27
Class A Overdue Interest, if any                                        0.00
Class A Monthly Interest - Pool A                                 620,523.64
Class A Monthly Interest - Pool B                                 202,054.29

Class A Overdue Principal, if any                                       0.00
Class A Monthly Principal - Pool A                              8,311,034.88
Class A Monthly Principal - Pool B                              2,186,732.36
                                                        ---------------------
                                                                                        10,497,767.24
Ending Principal Balance of the Class A Notes
                 Pool A                                        88,117,713.95
                 Pool B                                        29,212,302.08
                                                        ---------------------
                                                                                    ------------------
                                                                                       117,330,016.03
                                                                                    ==================

--------------------------------------------------------------------------------

Interest Paid Per $1,000      Principal Paid Per $1,000         Ending Principal
Original Face $257,425,000    Original Face $257,425,000        Balance Factor
              $ 3.195408                     $ 40.779906              45.578330%

--------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                 Class A1                                               0.00
                 Class A2                                               0.00
                 Class A3                                      32,202,783.27
                 Class A4                                      95,625,000.00
                                                        ---------------------

Class A Monthly Interest                                                               127,827,783.27
                 Class A1 (Actual Number Days/360)                      0.00
                 Class A2                                               0.00
                 Class A3                                         202,609.18
                 Class A4                                         619,968.75
                                                        ---------------------

Class A Monthly Principal
                 Class A1                                               0.00
                 Class A2                                               0.00
                 Class A3                                      10,497,767.24
                 Class A4                                               0.00
                                                        ---------------------
                                                                                        10,497,767.24
Ending Principal Balance of the Class A Notes
                 Class A1                                               0.00
                 Class A2                                               0.00
                 Class A3                                      21,705,016.03
                 Class A4                                      95,625,000.00
                                                        ---------------------
                                                                                    ------------------
                                                                                       117,330,016.03
                                                                                    ==================

Class A3
------------------------------------------------------------------------------

Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
Original Face $83,000,000     Original Face $83,000,000      Balance Factor
              $ 2.441074                     $126.479123           26.150622%

------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 16, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class B Notes
                             Pool A                                   1,643,031.71
                             Pool B                                     534,924.80
                                                             ----------------------
                                                                                                2,177,956.51

       Class B Overdue Interest, if any                                       0.00
       Class B Monthly Interest - Pool A                                 10,624.94
       Class B Monthly Interest - Pool B                                  3,459.18
       Class B Overdue Principal, if any                                      0.00
       Class B Monthly Principal - Pool A                               141,665.37
       Class B Monthly Principal - Pool B                                37,273.85
                                                             ----------------------
                                                                                                  178,939.22
       Ending Principal Balance of the Class B Notes
                             Pool A                                   1,501,366.34
                             Pool B                                     497,650.95
                                                             ----------------------
                                                                                        ---------------------
                                                                                                1,999,017.29
                                                                                        =====================

--------------------------------------------------------------------------------

Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
Original Face $4,387,000     Original Face $4,387,000          Balance Factor
              $ 3.210422                     $ 40.788516             45.566840%

--------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class C Notes
                             Pool A                                   3,286,754.63
                             Pool B                                   1,070,158.45
                                                             ----------------------
                                                                                                4,356,913.08

       Class C Overdue Interest, if any                                       0.00
       Class C Monthly Interest - Pool A                                 21,528.24
       Class C Monthly Interest - Pool B                                  7,009.54
       Class C Overdue Principal, if any                                      0.00
       Class C Monthly Principal - Pool A                               283,330.73
       Class C Monthly Principal - Pool B                                74,547.69
                                                             ----------------------
                                                                                                  357,878.42
       Ending Principal Balance of the Class C Notes
                             Pool A                                   3,003,423.90
                             Pool B                                     995,610.76
                                                             ----------------------
                                                                                        ---------------------
                                                                                                3,999,034.66
                                                                                        =====================

--------------------------------------------------------------------------------

Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
Original Face $8,775,000     Original Face $8,775,000          Balance Factor
              $ 3.252169                     $ 40.783866             45.573045%

--------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 16, 2002


VII.   CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                              Pool A                                  2,191,169.74
                              Pool B                                    713,438.98
                                                             ----------------------
                                                                                                2,904,608.72

        Class D Overdue Interest, if any                                      0.00
        Class D Monthly Interest - Pool A                                15,228.63
        Class D Monthly Interest - Pool B                                 4,958.40
        Class D Overdue Principal, if any                                     0.00
        Class D Monthly Principal - Pool A                              188,887.16
        Class D Monthly Principal - Pool B                               49,698.46
                                                             ----------------------
                                                                                                  238,585.62
        Ending Principal Balance of the Class D Notes
                              Pool A                                  2,002,282.58
                              Pool B                                    663,740.52
                                                             ----------------------
                                                                                        ---------------------
                                                                                                2,666,023.10
                                                                                        =====================

--------------------------------------------------------------------------------

Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
Original Face $5,850,000     Original Face $5,850,000          Balance Factor
              $ 3.450774                  $ 40.783867                45.573044%

--------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class E Notes
                              Pool A                                  2,739,307.82
                              Pool B                                    891,953.13
                                                             ----------------------
                                                                                                3,631,260.95

        Class E Overdue Interest, if any                                      0.00
        Class E Monthly Interest - Pool A                                24,379.84
        Class E Monthly Interest - Pool B                                 7,938.38
        Class E Overdue Principal, if any                                     0.00
        Class E Monthly Principal - Pool A                              236,108.95
        Class E Monthly Principal - Pool B                               62,123.08
                                                             ----------------------
                                                                                                  298,232.03
        Ending Principal Balance of the Class E Notes
                              Pool A                                  2,503,198.87
                              Pool B                                    829,830.05
                                                             ----------------------
                                                                                        ---------------------
                                                                                                3,333,028.92
                                                                                        =====================

--------------------------------------------------------------------------------

Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
Original Face $7,313,000     Original Face $7,313,000          Balance Factor
            $ 4.419283                    $ 40.781079                45.576766%

--------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 16, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                              Pool A                                              3,289,456.82
                              Pool B                                              1,071,365.69
                                                                               ----------------
                                                                                                         4,360,822.51

        Residual Interest - Pool A                                                   26,210.30
        Residual Interest - Pool B                                                    8,550.87
        Residual Principal - Pool A                                                 283,330.73
        Residual Principal - Pool B                                                  74,547.69
                                                                               ----------------
                                                                                                           357,878.42
        Ending Residual Principal Balance
                              Pool A                                              3,006,126.09
                              Pool B                                                996,818.00
                                                                               ----------------     ------------------
                                                                                                         4,002,944.09
                                                                                                    ==================


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                   54,472.26
         - Servicer Advances reimbursement                                                                 197,321.55
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                 112,610.73
                                                                                                    ------------------
        Total amounts due to Servicer                                                                      364,404.54
                                                                                                    ==================

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 16, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
              beginning of the related Collection Period                                                              109,578,469.51

           Aggregate Discounted Contract Balance of Additional Contracts acquired during
              Collection Period                                                                                                 0.00

           Decline in Aggregate Discounted Contract Balance                                                             9,444,357.82
                                                                                                                  ------------------
           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
              ending of the related Collection Period                                                                 100,134,111.69
                                                                                                                  ==================

           Components of Decline in Aggregate Discounted Contract Balance:
               - Principal portion of Contract Payments  and Servicer Advances                    2,698,330.50

               - Principal portion of Prepayment Amounts                                          6,746,027.32

               - Principal portion of Contracts repurchased under Indenture Agreement
                  Section 4.02                                                                            0.00

               - Aggregate Discounted Contract Balance of Contracts that have become
                  Defaulted Contracts during the Collection Period                                        0.00

               - Aggregate Discounted Contract Balance of Substitute Contracts added during
                      Collection Period                                                                   0.00

               - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                      during Collection Period                                                            0.00

                                                                                              -----------------
                                    Total Decline in Aggregate Discounted Contract Balance        9,444,357.82
                                                                                              =================


POOL B
           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
              beginning of the related Collection Period                                                               35,680,875.49

           Aggregate Discounted Contract Balance of Additional Contracts acquired during
              Collection Period                                                                                                 0.00

           Decline in Aggregate Discounted Contract Balance                                                             2,484,923.13
                                                                                                                  ------------------
           Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
              ending of the related Collection Period                                                                  33,195,952.36
                                                                                                                  ==================

           Components of Decline in Aggregate Discounted Contract Balance:
               - Principal portion of Contract Payments  and Servicer Advances                    1,231,955.69

               - Principal portion of Prepayment Amounts                                          1,252,967.44

               - Principal portion of Contracts repurchased under Indenture Agreement
                  Section 4.02                                                                            0.00

               - Aggregate Discounted Contract Balance of Contracts that have become
                  Defaulted Contracts during the Collection Period                                        0.00

               - Aggregate Discounted Contract Balance of Substitute Contracts added during
                      Collection Period                                                                   0.00

               - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                      during Collection Period                                                            0.00

                                                                                              -----------------
                                    Total Decline in Aggregate Discounted Contract Balance        2,484,923.13
                                                                                              =================

                                                                                                                  ------------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     133,330,064.05
                                                                                                                  ==================

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 16, 2002

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                                          Predecessor
                                                                    Discounted           Predecessor      Discounted
          Lease #         Lessee Name                               Present Value        Lease #          Present Value
          -------         -----------                               -------------        -------          -------------
          3155-007        RADNET MANAGEMENT, INC.                         $188,552.08    1231-033                  $1,243,525.87
          3155-008        RADNET MANAGEMENT, INC.                         $535,706.60    1572-033                    $878,621.70
          3205-002        FOUNTAIN AND PHOENIX DIAGNOSTIC               $3,111,829.21    2421-001                  $1,711,098.71
          3307-002        OPEN MRI OHIO 2 VENTURES, LLC                   $767,314.06    1046-501                    $639,976.34
          3330-004        OPEN MRI TEXAS VENTURES, LLC                    $756,617.60    1100-503                    $659,108.62
                                                                                         1912-002                    $107,797.25


                                                                    ------------------                    -----------------------
                                                            Totals:     $5,360,019.55                              $5,240,128.49

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                 $5,240,128.49
          b) ADCB OF POOL A AT CLOSING DATE                                                                      $202,195,615.75
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 2.59%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement Section 7.02                                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
 COLLECTION PERIOD                                                                                YES                  NO   X
                                                                                                  ------               ------


          POOL B                                                                                          Predecessor
                                                                    Discounted           Predecessor      Discounted
          Lease #         Lessee Name                               Present Value        Lease #          Present Value
          -------         -----------                               -------------        -------          -------------
          3305-001        OPEN MRI IOWA VENTURES, LLC               $1,004,680.88        1047-501            $77,392.98
                                                                                         1100-504            $93,947.73
                                                                                         1344-026            $17,225.68
                                                                                         1344-029            $63,104.76
                                                                                         1344-030             $2,292.14
                                                                                         1347-010             $5,382.42
                                                                                         1347-011           $202,500.53
                                                                                         1347-012           $194,679.35
                                                                                         1791-008            $10,844.23
                                                                                         1791-010            $60,297.19
                                                                                         1791-011             $9,057.14
                                                                                         1791-012             $9,708.25
                                                                                         2097-004            $44,783.62
                                                                                         2454-001            $80,861.15
                                                                                         2454-003            $86,291.63
                                                                                         1101-524            $27,639.26
                                                                   --------------                         -------------
                                                            Totals: $1,004,680.88                           $986,008.06


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $986,008.06
          b) ADCB OF POOL B AT CLOSING DATE                                                                       $90,333,293.68
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                   1.09%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement Section 7.02                                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
 COLLECTION PERIOD                                                                                YES                  NO   X
                                                                                                  ------               ------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 16, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING                                                                         Predecessor
                                                                    Discounted           Predecessor      Discounted
          Lease #     Lessee Name                                   Present Value        Lease #          Present Value
          -------     -----------                                   -------------        -------          -------------
          2841-002    MEDICAL IMAGING CO., INC.                            $980,724.35   2207-005                  $1,326,497.89
          2908-001    ALASE, L.L.C.                                        $131,731.36
          2002476-2   ASHLAND AREA COMMUNITY HOSPITAL INC.                 $169,739.33
                      CASH                                                  $44,302.85
          1999-004    NAVIX DIAGNOSTIX, INC.                             $2,985,811.62   1881-005                  $2,387,877.73
          3155-007    RADNET MANAGEMENT, INC.                              $335,553.30   4284-402                    $335,553.30
          1504-013    SIGNATURE MEDICAL                                  $1,221,375.67   2557-001                  $1,323,430.38
                      CASH                                                 $102,054.71


                                                                    ------------------                    -----------------------
                                                             Totals:     $5,971,293.19                             $5,373,359.30

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                           5,373,359.30
          b) ADCB OF POOL A AT CLOSING DATE                                                                      $202,195,615.75
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 2.66%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement Section 7.02                                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
 COLLECTION PERIOD                                                                                YES                  NO   X
                                                                                                  ------               ------


          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                   Predecessor
                                                                    Discounted           Predecessor      Discounted
          Lease #     Lessee Name                                   Present Value        Lease #          Present Value
          -------     -----------                                   -------------        -------          -------------
          1679-002    OPENSIDED MRI OF ST. LOUIS, L.L.C.                   $506,250.32   2207-004                    $611,746.22
          1218-020    MEDICAL SERVICES OF AMERICA                          $200,642.43


                                                                    ------------------                    -----------------------
                                                             Totals:       $706,892.75                               $611,746.22

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                               $611,746.22
          b) ADCB OF POOL B AT CLOSING DATE                                                                       $90,333,293.68
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.68%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement Section 7.02                                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
 COLLECTION PERIOD                                                                                YES                  NO   X
                                                                                                  ------               ------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 16, 2002


XV.   POOL PERFORMANCE MEASUREMENTS

1.        AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                     TOTAL OUTSTANDING CONTRACTS
          This Month                         8,687,127.01    This Month                     133,330,064.05
          1 Month Prior                      7,374,049.45    1 Month Prior                  145,259,345.00
          2 Months Prior                     6,023,385.95    2 Months Prior                 153,455,054.41

          Total                             22,084,562.41    Total                          432,044,463.46

          A) 3 MONTH AVERAGE                 7,361,520.80    B) 3 MONTH AVERAGE             144,014,821.15

          c) a/b                                    5.11%


2. Does a Delinquency Condition Exist (1c > 6% )?                                               Yes                      No     X
                                                                                                   -----                   ------
3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                        Yes                      No     X
                                                                                                   -----                   ------
   B. An Indenture Event of Default has occurred and is then continuing?                        Yes                      No     X
                                                                                                   -----                   ------

4. Has a Servicer Event of Default occurred?                                                    Yes                      No     X
                                                                                                   -----                   ------

5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                             Yes                      No     X
                                                                                                   -----                   ------
   B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
        not remedied within 90 days?                                                            Yes                      No     X
                                                                                                   -----                   ------
   C. As of any Determination date, the sum of all defaulted contracts since the Closing date
        exceeds 6% of the ADCB on the Closing Date?                                             Yes                      No     X
                                                                                                   -----                   ------

6.        Aggregate Discounted Contract Balance at Closing Date                    Balance      $270,243,724.70
                                                                                                ---------------

          DELINQUENT LEASE SUMMARY

                      Days Past Due     Current Pool Balance    # Leases
                      -------------     --------------------    --------
                            31 - 60             2,889,522.90          36
                            61 - 90             1,162,163.66          12
                           91 - 180             8,687,127.01          31



          Approved By:
          Matthew E. Goldenberg
          Vice President
          Structured Finance and Securitization